Exhibit 10.5

INTELLECTUAL PROPERTY SECURITY AGREEMENT

This INTELLECTUAL PROPERTY SECURITY AGREEMENT (as amended, modified, supplemented, renewed, restated or replaced from time to time, this “IP Security Agreement”), dated December    , 2017 is made by and among Emmaus Life Sciences, Inc., a Delaware corporation and each subsidiary listed on the signature pages hereto (collectively, the “Company”), and GPB Debt Holdings II, LLC, a Delaware limited liability company (the “Purchaser”).  All capitalized terms not otherwise defined herein shall have the meanings respectively ascribed thereto in the Security Agreement (as defined below).

WHEREAS, the Company and the Purchaser are parties to that certain Securities Purchase Agreement, dated the date hereof, pursuant to which the Company shall be required to sell, and the Purchaser shall purchase or have the right to purchase, the “Note” (as defined therein) issued pursuant thereto (as such Note may be amended, modified, supplemented, renewed, restated or replaced from time to time in accordance with the terms thereof, the “Note”);

WHEREAS, it is a condition precedent to the purchase of the Note under the Securities Purchase Agreement that the Company has executed and delivered that certain Security Agreement, dated the date hereof, made by the Company to the Purchaser (as amended, modified, supplemented, renewed, restated or replaced from time to time, the “Security Agreement”); and

WHEREAS, under the terms of the Security Agreement, the Company has granted to the Purchaser a security interest in, among other property, certain intellectual property of the Company, and have agreed as a condition thereof to execute this Intellectual Property Security Agreement (the “IP Security Agreement”) for recording with the U.S. Patent and Trademark Office, the United States Copyright Office and other governmental authorities; and

WHEREAS, the Company has determined that the execution, delivery and performance of this IP Security Agreement directly benefits, and is in the best interest of, the Company.

NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce the Purchaser to perform under the Securities Purchase Agreement, the Company agrees as follows

SECTION 1.  Grant of Security.  The Company hereby grants to the Purchaser a security interest in all of the Company’s right, title and interest in and to the following (the “Collateral”):

(i)                                     the Patents and Patent applications set forth in Schedule A hereto;

(ii)                                  the Trademark and service mark registrations and applications set forth in Schedule B hereto (provided that no security interest shall be granted in United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use trademark applications under applicable federal law), together with the goodwill symbolized thereby;

(iii)                               all Copyrights, whether registered or unregistered, now owned or hereafter acquired by such Grantor, including, without limitation, the copyright registrations and applications and exclusive copyright licenses set forth in Schedule C hereto;

(iv)                              all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations, post-grant proceedings of any of the foregoing, all rights in the foregoing provided by international treaties or conventions, all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Company accruing thereunder or pertaining thereto;

(v)                                 any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

(vi)                              any licenses or other rights to use any of the Copyrights, Patents, Trademarks, or trade secrets and all license fees and royalties arising from such use to the extent permitted by such license or rights;

(vii)                           any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to any of the foregoing, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(viii)                        any and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the Collateral of or arising from any of the foregoing.

SECTION 2.  Security for Obligations.  The grant of a security interest in, the Collateral by the Company under this IP Security Agreement secures the payment of all Obligations of the Company now or hereafter existing under or in respect of the Note and the Transaction Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

SECTION 3.  Recordation.  The Company authorizes and requests that the Register of Copyrights, the Commissioner for Patents and the Commissioner for Trademarks and any other applicable government officer record this IP Security Agreement.

SECTION 4.  Execution in Counterparts.  This IP Security Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

2

SECTION 5.  Grants, Rights and Remedies.  This IP Security Agreement has been entered into in conjunction with the provisions of the Security Agreement.  The Company hereby acknowledges and confirms that the grant of the security interest hereunder to, and the rights and remedies of, the Purchaser with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated herein by reference as if fully set forth herein.

SECTION 6.  Governing Law; Jurisdiction; Jury Trial.

(i)                                     All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.

(ii)                                  The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim, defense or objection that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under Section 5.4 of the Securities Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed or operate to preclude the Purchaser from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations or to enforce a judgment or other court ruling in favor of the Purchaser.

(iii)                               WAIVER OF JURY TRIAL, ETC. THE COMPANY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(iv)                              The Company irrevocably and unconditionally waives any right it may have to claim or recover in any legal action, suit or proceeding referred to in this Section any special, exemplary, indirect, incidental, punitive or consequential damages.

[The remainder of the page is intentionally left blank]

3

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

EMMAUS LIFE SCIENCES, INC.

By:
Name: Yuttaka Niihara, MD, MPH
Title: Chief Executive Officer

Address for Notices:

21250 Hawthorne Boulevard, Suite 800
Torrance, California 90503
Attention: Chief Executive Officer

EMMAUS MEDICAL, INC.,
a Delaware corporation

By:
Name:
Title:
Address:

EMMAUS MEDICAL JAPAN, INC.,
a Japanese corporation

By:
Name:
Title:
Address:

4

EMMAUS MEDICAL EUROPE LTD.,
a U.K. corporation

By:
Name:
Title:
Address:

NEWFIELD NUTRITION CORPORATION,
a Delaware corporation

By:
Name:
Title:
Address:

5

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

GPB DEBT HOLDINGS II, LLC

By:
Name:
Title:

Address for Notices:

535 West 24th Street, Floor 4
New York, NY 10011
Attention: Dustin Muscato

[Signature page to Intellectual Property Security Agreement]

Schedule A

Patents

Schedule B

Trademarks

Schedule C

Copyrights

NOT APPLICABLE